UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

GORES TECHNOLOGY PARTNERS II, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LETTER TO STOCKHOLDERS OF GORES TECHNOLOGY PARTNERS II, INC.

6260 Lookout Road

Boulder, Colorado 80301

(303) 531-3100

Dear Gores Technology Partners II, Inc. Stockholder:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of Gores Technology Partners II, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which, in light of public health concerns regarding the COVID-19 pandemic, will be held via live webcast on December 15, 2022, at 9:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MVDLS4W, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

At the Special Meeting, our stockholders will be asked to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Charter Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment,” and together with the “Charter,” the “Amended Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from March 16, 2023 (the “Original Termination Date”) to the later of (i) December 15, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – to amend the Investment Management Trust Agreement, dated March 16, 2021 (the “Trust Agreement”), by and between the Company and Computershare Trust Company, N.A., as trustee (“Computershare”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Computershare must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 – The Adjournment Proposal – to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, and subject to lawfully available funds therefor, redeem 100% of the shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in our initial public offering (the “Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay regulatory compliance costs and/or to pay franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (such holders, the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any) (such redemption, the “Mandatory Redemption”), subject to applicable law, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board of Directors of the Company (the “Board”) and (if required by the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”)) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law discussed below, it is advantageous to the Company’s stockholders to redeem all outstanding Public Shares prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class F common stock, par value $0.0001 per share (the “Class F Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-fifth of one redeemable warrant (the “Public Warrants”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq Capital Markets (“Nasdaq”) as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Company reserves the right to move to adjourn the Special Meeting in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

The Board has fixed the close of business on November 22, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES BECAUSE IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION. On the Record Date, the redemption price per share was approximately $10.02 (which is expected to be the same approximate amount at the time of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $460,979,568 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $9.96. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Charter Amendment would result in a Public Stockholder receiving approximately $0.06 more per share than if the shares of Class A Common Stock were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting together as a single class. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting, or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter

Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

Enclosed is the Notice of Special Meeting and accompanying proxy statement containing detailed information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of
Gores Technology Partners II, Inc.

Alec Gores
Chairman

This proxy statement is dated November 23, 2022

and is first being mailed to our stockholders with the form of proxy on or about that date.

NOTICE OF SPECIAL MEETING OF GORES TECHNOLOGY PARTNERS II, INC.

TO BE HELD ON DECEMBER 15, 2022

To the Stockholders of Gores Technology Partners II, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Gores Technology Partners II, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which, in light of public health concerns regarding the coronavirus (COVID-19) pandemic, will be held via live webcast on December 15, 2022 at 9:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MVDLS4W, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. You are cordially invited to attend the Special Meeting to conduct the following items of business:

1.

Proposal No. 1 – The Charter Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment,” and together with the “Charter,” the “Amended Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from March 16, 2023 (the “Original Termination Date”) to the later of (i) December 15, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – to amend the Investment Management Trust Agreement, dated March 16, 2021 (the “Trust Agreement”), by and between the Company and Computershare Trust Company, N.A., as trustee (“Computershare”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Computershare must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 – The Adjournment Proposal – to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

The above matters are more fully described in this proxy statement, which also includes as Annex A and Annex B respectively, a copy of the Charter Amendment and the Trust Amendment. The Company urges you to read carefully this proxy statement in its entirety, including the Annexes.

The record date for the Special Meeting is November 22, 2022 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) issued in the IPO (the “Public Shares”) after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our holders of Public Shares (the “Public Stockholders”) would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board of Directors of the Company (the “Board”) and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-fifth of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq Capital Markets (“Nasdaq”) as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals.

Pursuant to the Charter, a Public Stockholder shall be provided with the opportunity to redeem their Public Shares upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to fund regulatory expenses and/or to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES BECAUSE IF THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

If the Charter Amendment is approved, holders of Public Shares will have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay regulatory compliance cost and/or to pay franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (ii) the total number of then-outstanding Public Shares.

If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before March 16, 2023, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class F common stock, par value $0.0001 (the “Class F Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Gores Technology Partners Sponsor II, a Delaware limited liability company (our “Sponsor”), and Mr. Jon Alferness, Mr. Ed Baker and Mr. Ravi Inukonda, the Company’s independent directors (collectively, together with our Sponsor, our “Initial Stockholders”), officers and other current directors intend to vote the shares of Class F Stock that are currently owned by our Initial Stockholders (the “Founder Shares”) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. Currently, our Initial Stockholders own 20% of our issued and outstanding shares of Common Stock, including all of the Founder Shares.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our outstanding shares of Common Stock represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting to such later date or dates in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

This Notice of Special Meeting and the accompanying proxy statement are dated November 23, 2022 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of
Gores Technology Partners II, Inc.

Alec Gores
Chairman

GORES TECHNOLOGY PARTNERS II, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

OF GORES TECHNOLOGY PARTNERS II, INC.

TO BE HELD ON DECEMBER 15, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete a Business Combination or amend the date by which the Company must cease all operations if it fails to complete a Business Combination to the Amended Termination Date;

•	the Trust Account not being subject to claims of third parties;

•	the market price and liquidity of the shares of Class A Common Stock;

•	the per-share redemption price; and

•	the timing of the Mandatory Redemption and our liquidation, dissolution and delisting.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2021, the Company’s Annual Report on Form 10-K, as filed with the SEC on March 31, 2022, the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 11, 2022, and in other reports filed by the Company with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held via live webcast on December 15, 2022 at 9:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MVDLS4W, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

Q:	Why am I receiving this proxy statement?

A:

Gores Technology Partners II is a blank check company incorporated in Delaware on December 21, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the closing of the IPO on March 16, 2021, including the full exercise of the underwriters’ over-allotment option and the concurrent sale of warrants (the “Private Placement Warrants”) to Gores Technology Partners Sponsor II LLC (our “Sponsor”), an amount of approximately $460,000,000 from the net proceeds from the IPO and the sale of Private Placement Warrants were placed in the Trust Account.

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.

Q:	How do I attend the Special Meeting?

A:

The Special Meeting will be held via live webcast on December 15, 2022 at 9:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MVDLS4W, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

If your shares are registered directly in your name, you are considered a stockholder of record and you do not need to register to attend the Special Meeting virtually. Please follow the instructions on your Company stockholder proxy card.

If your shares are held in the name of your broker, bank or other nominee, you must register in advance to attend the Special Meeting virtually. To register to attend the Special Meeting in person via the virtual meeting platform, you must obtain a proxy from the broker, bank or other nominee, reflecting your Company holdings along with your name and email address and submit to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 12, 2022. You will receive a confirmation of your registration by email.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Our stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Charter by adopting the Charter Amendment in the form set forth in Annex A of this proxy statement to accelerate the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Computershare must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders.

Q:	Are the proposals conditioned on one another?

A:

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting in the absence of a quorum or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter

Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Computershare shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Computershare shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Computershare prior to such date.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law, it is advantageous to the Company’s stockholders to dissolve the Company and redeem all outstanding Public Shares prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-fifth of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and the Company is unable to complete a business combination on or before the Original Termination Date, the Company will dissolve and liquidate in accordance with the Charter.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Computershare shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Computershare shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Computershare prior to such date.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-fifth of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Special Meeting in the absence of a quorum or to ensure that a supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person or by proxy or do attend the Special Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (a) your shares of Common Stock will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and (b) with respect to the Adjournment Proposal, your shares of Common Stock will have no effect on the outcome of such vote.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, complete the Mandatory Redemption, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

Q:	What happens if the Charter Amendment Proposal or the Trust Amendment Proposal is not approved?

A:

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal or the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal or the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Q:	How will the Initial Stockholders vote?

A:

On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of 11,500,000 shares of Class F Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence at the virtual Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of our Initial Stockholders, including the Sponsor, who own approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 17,250,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the stockholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders.

Q:	How do I vote?

A:

If you were a holder of record of shares of Common Stock on the close of business on November 22, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals in person via the virtual meeting platform at the Special Meeting, or by completing, signing, dating and returning the enclosed Company stockholder proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the Company stockholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Company stockholder proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the Company stockholder proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Company stockholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Company stockholder proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9:00 a.m. Eastern Time on December 15, 2022.

Voting at the Special Meeting via the Virtual Meeting Platform. If you attend the Special Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person via the virtual meeting platform at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares. For additional information, please see the section titled “Special Meeting of Stockholders.”

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or abstention will (a) have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and (b) will have no effect on the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:

Signed and dated proxies we receive without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters that properly come before the Special Meeting.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting.

If you do not provide instructions to vote at the Special Meeting with your proxy, your broker, bank, or other nominee may deliver a Company stockholder proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Stockholder Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	How will a broker non-vote impact the results of each proposal?

A:	Broker non-votes will count as a vote “AGAINST” the Charter Amendment and the Trust Amendment Proposal but will not have any effect on the outcome of the Adjournment Proposal.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote in the Special Meeting by sending a later-dated, signed Company stockholder proxy card to the Company’s Secretary at the address listed below so that it is received by the Company’s Secretary prior to the Special Meeting, or by attending the Special Meeting in person via the virtual meeting platform and vote. You also may revoke your proxy granted in respect of your shares by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the Special Meeting.

Q:	If I am not going to attend the Special Meeting via the virtual meeting platform, should I return my proxy card instead?

A:

If you are considered a stockholder of record, please read the enclosed proxy statement/prospectus carefully whether you plan to attend the Special Meeting or not, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. However, if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you must provide instructions with your proxy, broker, bank or other nominee. Please see “—If my Shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?” for more information regarding how to vote your shares.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Q:	How do I exercise my redemption rights?

A:

Pursuant to the Charter, in connection with the vote to approve the Charter Amendment Proposal (and subject to the actual approval thereof), the Company’s Public Stockholders may demand that that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination

Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal are not approved, the Company will not redeem any Public Shares unless the Company is unable to consummate a Business Combination by or before the Original Termination Date.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Gores Technology Partners II, Inc.

6260 Lookout Road

Boulder, CO 80301

(303) 531-3100

Email: jchou@gores.com

You may also contact the proxy solicitor for the Company at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: GTPB.info@investor.morrowsodali.com

To obtain timely delivery, Company Stockholders must request the materials no later than December 8, 2022, or five business days prior to the Special Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Additional Information.”

If you have questions regarding the certification of your position, please contact the Transfer Agent:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021

E-mail: CorporateActionsUS@computershare.com

RISK FACTORS

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. The IRA applies only to repurchases that occur after December 31, 2022. In the event the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise may be subject to the Excise Tax.

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on December 15, 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 23, 2022 to all stockholders of record of the Company as of the close of business on November 22, 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting. On the Record Date, there were 57,500,000 shares of Common Stock outstanding.

Date, Time and Place

In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held via live webcast on December 15, 2022, at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MVDLS4W, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. Please have your Control Number, which can be found on your Company stockholder proxy card, to join the Special Meeting. If you do not have a control number, please contact Computershare Trust Company, N.A., the Transfer Agent.

The Proposals at the Special Meeting

At the Special Meeting, the Company’s stockholders will vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Charter by adopting the Charter Amendment in the form set forth in Annex A of this proxy statement to accelerate the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Computershare must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 3 — Adjournment Proposal —  To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on November 22, 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common

Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 57,500,000 issued and outstanding shares of Common Stock, of which 46,000,000 shares of Class A Common Stock are held by the Public Stockholders and 11,500,000 shares of Class F Common Stock are held by the Initial Stockholders.

Vote of the Company’s Initial Stockholders

On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of 11,500,000 shares of Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Quorum

The presence, in person virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 17,250,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Abstentions and Broker Non-Votes

Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal and the Trust Amendment Proposal, but will not have any effect on the outcome of the Adjournment Proposal.

Under Nasdaq’s rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.

Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.

Voting Your Shares

If you are a Company stockholder of record, you may vote by mail or you can attend the Special Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Company stockholder proxy card. Each share of Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more Company stockholder proxy cards show the number of shares of Common Stock that you own.

There are two ways to vote your shares of Common Stock at the Special Meeting:

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed Company stockholder proxy card in the postage-paid envelope provided. By signing the Company stockholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Company stockholder proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the Company stockholder proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Company stockholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Company stockholder proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the Company stockholder proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 9:00 a.m. Eastern Time on December 15, 2022.

Voting via the Virtual Meeting Platform. You can attend the Stockholder Special Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Company stockholder proxy card. You can access the Special Meeting by visiting the website www.meetnow.global/MVDLS4W. You will need your control number for access. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. However, if your shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way the Company can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Voting Your Shares — Beneficial Owners. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement/prospectus is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement/prospectus. As a beneficial owner, if you wish to vote at the Special Meeting, you must get a proxy from the broker, bank or other nominee. Please see the section titled “Special Meeting of Stockholders—Attending the Special Meeting.”

Attending the Stockholder Special Meeting

Only Company stockholders on the Record Date or their legal proxyholders may attend and participate at the Special Meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. Please have your Control Number, which can be found on your Company stockholder proxy card, to join the special meeting. If you are a registered holder and do not have a control number, please contact Computershare Trust Company, N.A., the Transfer Agent. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. You are encouraged to access the meeting prior to the start time. For further assistance, should you need it, please call 1-888-724-2416.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another Company stockholder proxy card with a later date;

•	you may notify the Company’s Secretary in writing to Gores Technology Partners II, Inc., 6260 Lookout Road, Boulder, CO 80301, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person via the virtual meeting platform, as indicated above

No Additional Matters

The Special Meeting has been called only to consider the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Company’s current bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Morrow, the Company’s proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect at (203) 658-9400.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow a fee of $30,000, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to accelerate the date by which it must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $10.02, based on the aggregate amount on deposit in the Trust Account of approximately $460,979,568 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the shares of Class A Common Stock on Nasdaq on the Record Date was $9.96. Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.06 more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

Gores Technology Partners II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company’s objective is to identify and complete a business combination by capitalizing on a combination of Sponsor’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in February 2021, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, the Company’s management has reviewed more than 50 potential targets operating in a wide spectrum of sectors, including technology, travel and hospitality, transportation, telecommunications and cybersecurity, in connection with the Company’s search for suitable targets.

As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) the Company’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) the Company’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a business combination, the Company’s management has encountered material changes in the market valuations of special purpose acquisition company transactions since the IPO, creating divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a Business Combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that the Company will not be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including (i) the Excise Tax included in the Inflation Reduction Act of 2022 and (ii) the SEC’s proposed rules relating to, among other items, an increase of potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Board has determined that (i) it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date and (ii) due to recent changes in tax law discussed below, it is advantageous to the Company’s stockholders to dissolve the Company and redeem all outstanding Public Shares prior to December 31, 2022.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, (ii) subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders after completion of the Mandatory Redemption, the Company will dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption, and (iii) Computershare will commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and (if required by the DGCL) the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days after the Amended Termination Date, complete the Mandatory Redemption, and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of the Board and the Company’s then-remaining stockholders, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of Nasdaq and the Amended Charter.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Charter Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Charter Amendment Proposal. Therefore, the 5,600,000 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $11,200,000, and the 11,500,000 shares of Class F Common Stock held by the Initial Stockholders, for which they paid $25,000, will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of October 31, 2022, the Company had cash of $937,343 remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $1,022,155 of unpaid reimbursable fees and expenses, and $1,475,000 was owed to the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts may continue to increase if the Charter Amendment Proposal is not approved and implemented; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has discussed entering into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company, but only if such third-party has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal (and subject to the actual approval thereof), the Company’s Public Stockholders may demand that that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal are not approved, the Company will not redeem any Public Shares unless the Company is unable to consummate a Business Combination by or before the Original Termination Date.

The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash in connection with our liquidation in the event the Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Series A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Series A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; and

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Series A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Public Shares

Imposition of Excise Tax

The IRA imposes a 1% excise tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions. For this purpose, a “repurchase” includes any “redemption” within the meaning of Section 317(b) of the Code and any transaction that the Treasury Department determines is economically similar to a redemption. This definition would generally include corporate buybacks and other transactions in which a corporation acquires (or is deemed to acquire) its stock from a stockholder in exchange for cash or other property. Because we are a Delaware corporation and our securities trade on the Nasdaq, we will be a “covered corporation” within the meaning of the Inflation Reduction Act, and while not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our common stock after December 31, 2022 in the event the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, unless an exemption is available. Consequently, the value of your investment in our securities may decrease as a result of the Excise Tax if the Charter Amendment Proposal and Trust Amendment Proposal are not approved. The application of the Excise Tax in the event of a liquidation is uncertain, and the proceeds held in the trust account could be subject to the Excise Tax, in which case the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

Redemption of Public Shares in Connection with Our Liquidation

In the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, a U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “ — U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the Charter Amendment Proposal and Trust Amendment Proposal are each approved, such redemption is expected to occur no later than December 30, 2022.

While not certain, a redemption of Public Shares in connection with our liquidation may be subject to the Excise Tax in the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, as discussed in “ — U.S. Holders — Redemption of Public Shares — Imposition of Excise Tax.” U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “ — U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are each approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “ — Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange in connection with our liquidation, unless:

•

the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•

we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting together as a single class. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum, but will have the effect of a vote “AGAINST” the Charter Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On March 16, 2021, we consummated our IPO of 46,000,000 Units to our Public Stockholders, including the issuance of 6,000,000 Units as a result of the underwriters’ exercise of their over-allotment option, and the sale of an aggregate of 5,600,000 Private Placement Warrants to our Sponsor. As a result, an amount equal to $460,000,000 was placed in the Trust Account, maintained by Computershare, Inc. and Computershare Transfer & Trust Company, N.A., acting as trustee. The balance of the Trust Account as of November 22, 2022 was $460,979,568.

Computershare’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Computershare shall commence liquidation of the Trust Account only after and promptly after (i) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (ii) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class F Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Computershare must commence liquidation of the Trust Account to the Amended Termination Date, such that Computershare shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Computershare shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Computershare prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Charter Amendment Proposal. Therefore, the 5,600,000 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $11,200,000, and the 11,500,000 shares of Class F Common Stock held by the Initial Stockholders, for which they paid $25,000, will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of October 31, 2022, the Company had cash of $937,343 remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $1,022,155 of unpaid reimbursable fees and expenses, and $1,475,000 was owed to the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts may continue to increase if the Charter Amendment Proposal is not approved and implemented; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has discussed entering into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company, but only if such third-party has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum, but will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders. The Adjournment Proposal will only be presented to Company stockholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to this proxy statement/prospectus is timely provided to Company stockholders. In such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class F Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum, but will not have any effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

Gores Technology Partners II is a blank check company incorporated on December 21, 2020, as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended, because we have no operations and nominal assets consisting solely of cash and/or cash equivalents.

IPO and Private Placement

On January 21, 2021, the Sponsor purchased 11,500,000 shares of Class F Common Stock for $25,000, or approximately $0.002 per share. On March 11, 2021, the Sponsor transferred 25,000 Founder Shares to each of the independent directors at their original purchase price so that the Founder Shares held by the Initial Stockholders would represent 20% of the outstanding shares of common stock.

On March 16, 2021 (“IPO Closing Date”), we consummated our IPO of 46,000,000 Units of the Company, including 6,000,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A Common Stock and one-fifth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to us of $460,000,000. Simultaneously with the IPO Closing Date, we completed the sale of an aggregate of 5,600,000 Private Placement Warrants to our Sponsor at a price of $2.00 per Private Placement Warrant, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, generating gross proceeds to us of $11,200,000. The Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants may also be net cash settled and are not redeemable so long as they are held by the Sponsor or its permitted transferees. The sale of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On the IPO Closing Date, a total of $460,000,000, comprised of $450,800,000 of the proceeds from the IPO, including $16,100,000 of the underwriters’ deferred discount, and $9,200,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a Trust Account maintained by Computershare, Inc. and Computershare Transfer & Trust Company, N.A., acting as trustee. Except with respect to up to $900,000 per year of interest earned on the funds in the Trust Account that may be released to the Company to fund its regulatory compliance requirements and other costs related thereto, plus additional amounts necessary to pay its franchise and income taxes, if any, the proceeds from the IPO will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination by March 16, 2023 or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its business combination by March 16, 2023, subject to applicable law.

BENEFICIAL OWNERSHIP OF SECURITIES

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information available to us as of October 31, 2022, with respect to the beneficial ownership of our Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially own shares of our Common Stock; and

•	all of our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants, as they are not exercisable within 60 days of October 31, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares of Outstanding Common Stock
Gores Technology Partners Sponsor II LLC(2)(3)	11,425,000	19.9%
Alec Gores(2)(3)	11,425,000	19.9%
Saba Capital Management, L.P.(4)	3,142,495	5.5%
Canyon Capital Advisors LLC(5)	2,982,650	5.2%
Ted Fike	—	*
Justin Wilson	—	*
Andrew McBride	—	*
Jon Alferness	25,000	*
Ed Baker	25,000	*
Ravi Inukonda	25,000	*
All directors and executive officers as a group (7 individuals)	11,500,000	20.0%

*	Less than one percent.
(1)

This table is based on 46,000,000 shares of Class A Common Stock and 11,500,000 shares of Class F Common Stock outstanding as of October 31, 2022. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 6260 Lookout Road, Boulder, Colorado 80301.

(2)

Represents Founder Shares which are automatically convertible into shares of Class A Common Stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. Percentage ownership assumes all shares are converted to Class A Common Stock.

(3)

Represents shares held by our Sponsor which is controlled indirectly by Mr. Gores. Mr. Gores may be deemed to beneficially own 11,500,000 Founder Shares and ultimately exercises voting and dispositive power of the securities.

(4)	According to Schedule 13G filed on June 10, 2022. The business address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(5)	According to Schedule 13G filed on February 14, 2022. The business address of Canyon Capital Advisors LLC is 2728 North Harwood Street, 2nd Floor, Dallas, TX 75201.

OTHER MATTERS

Householding Information

Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Gores Technology Partners II, Inc., 6260 Lookout Road, Boulder, CO 80301, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

The Board has determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at Gores Technology Partners II, Inc., 6260 Lookout Road, Boulder, CO 80301 or by telephone at (310) 209-3010.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow, the proxy solicitor for the Company, by calling 800-662-5200 (toll-free), or banks and brokers can call 203-658-9400, or by emailing GTPB.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than December 8, 2022.

ANNEX A

FORM OF

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GORES TECHNOLOGY PARTNERS II, INC.

GORES TECHNOLOGY PARTNERS II, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.    The name of the Corporation is Gores Technology Partners II, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 21, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 11, 2021 (the “Amended and Restated Certificate”).

2.    This Amendment to the Amended and Restated Certificate (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.

3.    This Amendment further amends the provisions of the Amended and Restated Certificate.

4.    The Amended and Restated Certificate is hereby amended by deleting Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on February 1, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except with respect to up to $900,000 per year of interest earned on the funds held in the Trust Account that may be released to fund regulatory compliance requirements and other costs related thereto (a “Regulatory Withdrawal”), plus additional amounts necessary to pay the Corporation’s franchise and income tax obligations, if any, the proceeds from the Offering and the sale of the private placement warrants will not be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the later of (A) December 15, 2022 or (B) the date of the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL (the “End Date”), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Gores Technology Partners Sponsor II LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

5.    The Amended and Restated Certificate is hereby amended by deleting Section 9.2(d) in its entirety and inserting the following in lieu thereof:

(d)    In the event that the Corporation has not consummated an initial Business Combination by the End Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to fund Regulatory Withdrawals, and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.    The Amended and Restated Certificate is hereby amended by deleting Section 9.7 in its entirety and inserting the following in lieu thereof:

Section 9.7.    Additional Redemption Rights.    If, in accordance with Section 9.1(a), any amendment is made (i) to Section 9.2(d) that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the End Date, or (ii) with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to fund Regulatory Withdrawals and/or to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this day of [●], 2022.

GORES TECHNOLOGY PARTNERS II, INC.

By:
Name:
Title:

ANNEX B

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [●], 2022, is made by and between Gores Technology Partners II, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A.,, a federally chartered trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of March 16, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 46,000,000 units (the “Offering”) and as of March 16, 2021, a total of $460,000,000.00 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its regulatory compliance costs and taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is 24 months after the closing of the Offering, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and Class F common stock, par value $0.0001 per share (the “Class F Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least 65% of the voting power of all then outstanding shares of the Common Stock and the Company’s Class F Common Stock have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment of the Company’s amended and restated certificate of incorporation (such amendment, the “Second Amendment to the Charter”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended by deleting Section 1(i) in its entirety and inserting the following in lieu thereof:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including up to $900,000 per year of interest not previously released to the Company to fund its regulatory compliance requirements and other costs related thereto (a “Regulatory Withdrawal”), plus additional amounts that may be released to us to pay our franchise and income tax obligations, if any (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Amended Termination Date (as such term is defined in the Company’s amended and restated certificate of incorporation), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 16, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Amended and Restated Certificate as amended by the Second Amendment to the Charter.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

7. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

GORES TECHNOLOGY PARTNERS II, INC.

By:
Name:
Title:

EXHIBIT B

[Letterhead of Company]

[Insert date]

Computershare Trust Company, N.A.

6200 S. Quebec St.

Greenwood Village, CO 80111

Attn: Rose Stroud and/or Jay Ramos

Facsimile No. (303) 262-0608

Email: corporate.trust@computershare.com,

rose.stroud@computershare.com and

jay.ramos@computershare.com

and

Computershare Trust Company, N.A.

480 Washington Boulevard

Jersey City, NJ 07310

Attention: General Counsel

Facsimile No.: (201) 680-4610

Re:         Trust Account No.         Termination Letter

Dear [●]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Gores Technology Partners II, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), dated as of March 16, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on [●], 2021 and to transfer the total proceeds into the trust operating account at [Deutsche Bank Trust Company Americas] to await distribution to the Public Stockholders. The Company has selected [●] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours, Gores Technology Partners II, Inc.

By:
Name:
Title:

cc: [Deutsche Bank Trust Company Americas]

GORES TECHNOLOGY PARTNERS II, INC. VOTE Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/GTPB or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GTPB Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2 and 3. 1. To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting an amendment to the Charter in the form set forth in Annex A of the proxy statement (the “Charter Amendment”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, from March 16, 2023 to the later of (i) December 15, 2022 and (ii) the date of the effectiveness of the Charter Amendment (such date, the “Amended Termination Date”) (the “Charter Amendment Proposal”) 3. To allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Company stockholders to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to Company stockholders For Against Abstain 2. To amend the Investment Management Trust Agreement, dated March 16, 2021 (the “Trust Agreement”), by and between the Company and Computershare Trust Company, N.A., as trustee (“Computershare”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the proxy statement, to change the date on which Computershare must commence liquidation of the trust account established in connection with the Company’s initial public offering to the Amended Termination Date (the “Trust Amendment Proposal”) For Against Abstain 1UPX 03PQWF

The Special Meeting of Stockholders of Gores Technology Partners II, Inc. will be held on December 15, 2022 at 9:00 AM ET, virtually via the internet at www.meetnow.global/MVDLS4W. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Meeting and the accompanying Proxy Statement are available at http://www.edocumentview.com/GTPB Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GTPB IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Gores Technology Partners II, Inc. Proxy Card THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GORES TECHNOLOGY PARTNERS II, INC. The undersigned hereby appoints Ted Fike and Andrew McBride, and each of them independently, as proxies, each with the power to appoint his substitute, to represent and to vote the shares that the undersigned is entitled to vote as designated on the reverse hereof at the Special Meeting of the Stockholders of Gores Technology Partners II, Inc. to be held on December 15, 2022, and at any adjournments and/or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THEBOARD OF DIRECTORS. Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by presidentor other authorized officer. If a partnership please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.